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                                                                   EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Annual Report on Form 10-K of Applica Incorporated for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Terry Polistina, Senior Vice President and Chief Financial Officer of Applica Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Applica Incorporated.



Dated: March 3, 2003               By: /s/  Terry L. Polistina
                                      ------------------------------------------
                                      Terry L. Polistina
                                      Senior Vice President and Chief Financial
                                      Officer